Exhibit 4.25

DEED OF CONSENT AND AMENDMENT TO WARRANT INSTRUMENT

THIS DEED is dated 29 March 2021 (such date being the “Effective Date”)

BETWEEN:

(1)

MEREO BIOPHARMA GROUP PLC, a public limited company incorporated in England and Wales with company number 04206001 whose registered office is at 4th Floor, One Cavendish Place, London, England W1G 0QF (the “Company”); and

(2)	THE ALPHA-1 PROJECT, INC., a Delaware corporation, with office address at 3300 Ponce de Leon Boulevard, Coral Gables, FL 33134 (“TAP”).

WHEREAS

(A)	The Company adopted a warrant instrument on 2 November 2018 (the “Warrant Instrument”) constituting certain warrants to subscribe for Ordinary Shares in the capital of the Company.

(B)

The Company cancelled the admission to trading of its Ordinary Shares from the Alternative Investment Market (“AIM”) operated by the London Stock Exchange, with effect from 18 December 2020 (the “Delisting”). Since the Delisting, the only listing maintained by the Company has been that of American depositary receipts on NASDAQ, the tradeable entitlement representing American Depositary Shares (“ADSs”), each of which such ADSs represents five Ordinary Shares.

(C)

The parties are entering into this Deed to (i) make appropriate changes to the Warrant Instrument to accommodate the Delisting; (ii) amend certain additional terms of the Warrant Instrument to add a mechanism for delivery of ADSs to a Warrantholder following a valid exercise of Subscription Rights; and (iii) remove provisions relating to AIM-listed status which have ceased to be relevant following the Delisting.

IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION

Terms defined in the Warrant Instrument shall have the same meanings as given therein when used in this Deed unless otherwise defined herein.

2.	AMENDMENTS AND CONSENT

2.1	Each of the parties hereto agrees that from the Effective Date, the Warrant Instrument shall be amended in the manner provided in this clause 2.

2.2

With effect from the Effective Date the Warrant Instrument shall be amended so as to include all the changes marked within the version of the Warrant Instrument as set out at Schedule 1 (Amended Warrant Instrument). For the avoidance of doubt and for the future reference of the Warrantholders, the Company, their successors in title and any other persons with an interest in the Warrants or the terms of the Warrant Instrument (if any), Schedule 2 attaches a complete and clean copy of the amended Warrant Instrument which incorporates the changes implemented pursuant to this Deed.

2.3

For the purposes of clause 9.1 of the Warrant Instrument, by their execution of this Deed, TAP hereby grants Consent to the amendments herein and the provisions of this Deed (including the transactions contemplated herein).

3.	MISCELLANEOUS

3.1	This Deed shall be governed by and construed in accordance with English law and the parties submit to the exclusive jurisdiction of the English courts.

3.2	This Deed may be executed in counterparts which together shall constitute one document.

Schedule 1

Warrant Instrument (marked changes)

Confidential

DATED ~~2018~~29 March                          2021

MEREO BIOPHARMA GROUP PLC

AMENDED WARRANT INSTRUMENT DATED 2 NOVEMBER 2018

relating to the issue of warrants entitling the holders to

subscribe for Warrant Shares in the capital of

MEREO BIOPHARMA GROUP PLC

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	3

2.	CONSTITUTION AND FORM OF WARRANTS	~~7~~7

3.	CALCULATION OF NUMBER OF WARRANT SHARES	~~8~~9

4.	CERTIFICATES	~~8~~9

5.	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS	9

6.	EXERCISE OF SUBSCRIPTION RIGHTS	9

7.	COMPLETION	~~9~~10

8.	TRANSFER OF WARRANTS	~~10~~11

9.	MODIFICATION AND CESSATION OF RIGHTS	~~10~~11

10.	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY	~~10~~12

11.	MISCELLANEOUS	~~11~~12

SCHEDULE 1 FORM OF WARRANT CERTIFICATE		I

SECOND SCHEDULE TO THE WARRANT CERTIFICATE FORM OF TRANSFER		VII

SCHEDULE 2 CONDITIONS		X

SCHEDULE 3 ISSUANCE AND DELIVERY INSTRUCTION		XII

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THIS WARRANT INSTRUMENT is made on ~~2018~~ 2 November 2018, as amended on 29 March 2021

BY:

1.	MEREO BIOPHARMA GROUP PLC, a company incorporated in England and Wales with number 09481161 whose registered office is at 4th Floor, 1 Cavendish Place, London, England, W1G 0QF (“Company”).

BACKGROUND:

A.

The Company, by resolution of its directors, has agreed to issue Warrants to subscribe for Warrant Shares in the capital of the Company on the terms set out in this instrument, subject to adjustment as set out in this instrument.

B.

Either all of the registered holders of shares in the Company have irrevocably waived all pre-emption rights conferred on them (whether by the Companies Act, the Articles or otherwise) or such pre-emption rights have been validly disapplied in relation to the number of Warrants and shares in the Company issued pursuant to this instrument.

C.

Pursuant to the terms of the SRA (as defined below), TAP (as defined below) has agreed to provide up to US$ 400,000 to the Company, to help fund a proof-of-concept clinical trial (as described in the SRA), in exchange for the Company issuing TAP Warrants to subscribe for Warrant Shares and an additional Milestone Payment (as defined in the SRA), to be paid by the Company to TAP subject to the terms of the SRA.

D.	This instrument has been executed by the Company as a deed in favour of the Warrantholder.

IT IS AGREED:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this instrument the following words and expressions shall (unless the context requires otherwise) have the following meanings:

“ADS” means American Depositary Shares representing interests in the Ordinary Shares pursuant to a sponsored American Depositary Receipt facility with the Depositary;

“~~AIM” means the AIM market operated by the London Stock Exchange plc~~ADS Exchange Ratio” means the ratio applicable to the exchange of Ordinary Shares for ADSs from time to time, currently being a ratio of 5 Ordinary Shares for each ADS;

“Articles” means the articles of association of the Company for the time being;

“Average Price” means:

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(i)

If the Ordinary Shares are then traded on a Recognised Investment Exchange, the Average Price shall be the volume weighted average price of one Warrant Share during the ten (10) consecutive trading day period prior to the relevant Issue Date, as converted into U.S. dollars (if necessary), by the Company applying the relevant pounds sterling to U.S. dollar exchange rate using the closing rate published by Bloomberg at 5:00 P.M., London time, the day prior to the Issue Date; or

(ii)

if the Ordinary Shares are not traded on a Recognised Investment Exchange but ADSs are listed on Nasdaq, the implied price of one Ordinary Share (which shall be determined by dividing (x) being the volume weighted average price of one ADS during the ten (10) consecutive trading day period immediately prior to the relevant Issue Date by (y) being the number of Ordinary Shares currently represented by a single ADS in accordance with the ADS Exchange Ratio;

“Business” means the research, development, production, trading and licensing of rights, intellectual property and/or products within the life sciences industry (or any of the foregoing or any activities connected thereto);

“Business Day” means a day (which for these purposes ends at 5.30 pm) on which banks are open for commercial business in the City of London other than a Saturday or Sunday;

“Change of Control” means the acquisition by any person or persons acting in concert (as defined in the City Code on Takeovers and Mergers) with them of (i) all or substantially all of the Research Program; or (ii) fifty per cent (50%) or more of the entire issued share capital of Mereo BioPharma 4 Limited, the Company’s wholly owned subsidiary;

“Companies Act” means the Companies Act 2006;

“Competitor” means any entity (other than a reputable financial institution) whose business directly competes with the Business carried out by a Group Company;

“Conditions” means the terms and conditions set out in Schedule 2 (subject to any alterations made in accordance with the provisions of this instrument);

“Consent” means either:

(a) a resolution passed at a meeting of the Warrantholders duly convened and held and carried by a majority consisting of not less than 75 per cent. of the votes cast upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent of the votes cast on a poll; or

(b) the consent in writing of Warrantholders entitled to the right to subscribe for at least 75 per cent of the Warrant Shares in respect of which Subscription Rights are granted pursuant to this instrument;

“~~CREST” means the system of paperless settlement of trades and the holding of uncertificated shares administered by Euroclear UK & Ireland Limited or any other relevant paperless settlement system used in relation to the holding of uncertificated shares in the Company~~Depositary” has the meaning given in Issuance and Delivery Instruction;

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“Directors” means the board of directors of the Company (and/or, where relevant, a Group Company) for the time being;

“Exercise Date” means the date of delivery to the registered office of the Company of the items specified in clause 6.2 (and the date of such delivery shall be the date on which such items are received at the Company’s registered office);

“Final Date” means subject to clause 5, 10 years from the original date of this instrument prior to its amendment (which, for the avoidance of doubt, shall be 2 November 2028);

“Group” means (i) the Company and its subsidiaries (if any), (ii) any holding company of the Company, and (iii) any subsidiaries of such holding companies from time to time and Group Company means any member of the Group;

“Issuance and Delivery Instruction” means an issuance and delivery instruction in such form as notified from the Company to the Warrantholder from time to time, the current form of which is attached hereto at Schedule 3;

“Issue Date” means in respect of each Payment, the date the Company is in receipt of such Payment;

“NASDAQ” means the ~~NASDAQ Stock Market of the NASDAQ OMX Group Inc.~~Nasdaq Global Market or the Nasdaq Capital Market (in each case, as applicable);

“Notice of Subscription” means the notice addressed to the Company by a Warrantholder exercising its Subscription Rights in the form, or substantially in the form, set out in the first schedule to the Warrant Certificate;

“Ordinary Shares” means ordinary shares in the capital of the Company and having the rights and privileges set out in the Articles;

“Payment” means Payment 1, Payment 2 or Payment 3 (as applicable) (each having the meaning ascribed to it in Exhibit B to the SRA);

“Payment Amount” means (i) in the case of Payment 1 an amount equal to $100,000; (ii) in the case of Payment 2 an amount equal to $200,000; and (iii) in the case of the Payment 3 an amount equal to $100,000;

“Permitted Transferee” are:

(a) a nominee of the Warrantholders;

(b) a regulated, reputable financial institution; and/or

(c) a member of The Alpha-1 Project group of companies;

“Recognised Investment Exchange” means a recognised investment exchange or overseas investment exchange (within the meaning thereof given for the purposes of section 285 of the Financial Services and Markets Act 2000, and shall include, without limitation, AIM or NASDAQ);

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“Register” means the register of persons for the time being entitled to the benefit of the Warrants to be maintained pursuant to the Conditions;

“Research Program” has the meaning given to it in the SRA;

“SRA” means the Sponsored Research Agreement between the Company and TAP dated ~~on or around the date of this instrument~~2 November 2018;

“Subscription Price” means the nominal value per Warrant Share;

“Subscription Rights” means the rights of the Warrantholder(s) to subscribe for Warrant Shares under clause 6;

“TAP” means The Alpha-1 Project, Inc., a Delaware corporation; “Warrant Amount” has the meaning given to it in clause 2.1;

“Warrant Certificate” means a certificate evidencing a Warrantholder’s entitlement to Warrants in the form set out in Schedule 1;

“Warrant Shares” means ~~one of the following, which shall~~Ordinary Shares to be issued pursuant to the terms of the Warrants~~: (i) American depositary shares or U.S. common stock in the Company, in the event such securities are in issue at the time the Warrantholders exercise their Subscription Rights; or, (ii) alternatively, Ordinary Shares listed on AIM, if Mereo does not have a U.S. listing at the time the Warrantholders exercise their Subscription Rights~~;

“Warrantholder” means in relation to a Warrant, the person whose name appears in the Register as the holder of the Warrant;

“Warrants” means the warrants of the Company constituted by this instrument and all rights conferred by it (including the Subscription Rights);

“Withheld Amount” means the Withheld Amount 1, Withheld Amount 2 and Withheld Amount 3;

“Withheld Amount 1” means an amount equal to the aggregate Subscription Price of the Warrants issued in connection with Payment 1 and withheld by the Company from Payment 1;

“Withheld Amount 2” means an amount equal to the aggregate Subscription Price of the Warrants issued in connection with Payment 2 and withheld by the Company from Payment 2; and

“Withheld Amount 3” means an amount equal to the aggregate Subscription Price of the Warrants issued in connection with Payment 3 and withheld by the Company from Payment 3.

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1.2	In this instrument, unless the context otherwise requires:

1.2.1	words and expressions defined in the Companies Act or the Articles shall have the same meanings in this instrument (unless otherwise expressly defined in this instrument);

1.2.2	headings are used for convenience only and shall be ignored in interpreting this instrument;

1.2.3	reference to a clause or schedule is a reference to a clause of, or schedule to, this instrument;

1.2.4

reference to (or to any specific provision of) this instrument or any other document or instrument shall be construed as a reference to this instrument, that provision or that document or instrument as in force for the time being and as amended from time to time in accordance with its terms and the prior sanction of a Consent (where consent is required by the terms of this instrument as a condition to such amendment being made);

1.2.5

reference to any gender includes all genders, references to the singular includes the plural (and vice versa) and reference to persons includes bodies corporate, unincorporated associations and partnerships (whether or not any of the same have a separate legal personality);

1.2.6	reference to a statutory provision includes reference to:

(a)	the statute or statutory provision as modified or re-enacted from time to time; and

(b)	any subordinate legislation made under the statutory provision (as modified or re-enacted as set out in clause 1.2.6(a) above);

1.2.7

any words following the terms ‘including’, ‘include’, ‘in particular’, ‘for example’ or any other similar expression shall be construed as illustrative and shall not limit the sense of the words, description, phrase or term preceding those words; and

1.2.8

references to statutory obligations include obligations arising under articles of the Treaty establishing the European Community, and regulations, directives and decisions of the European Union as well as United Kingdom Acts of Parliament and subordinate legislation.

1.3

Unless otherwise specifically provided, where any notice, resolution or document is required by this instrument to be signed by any person, the reproduction of the signature of such person by fax or email shall suffice, provided that confirmation by first class letter is despatched by close of business on the next following Business Day, in which case the effective notice, resolution or document shall be that sent by fax or email (served in accordance with paragraphs 11 and 12 of Schedule 2), not the confirmatory letter.

1.4	This instrument incorporates the schedules to it.

2.	CONSTITUTION AND FORM OF WARRANTS

2.1

This instrument constitutes the Warrants in an amount of up to $400,000 (the “Warrant Amount”), which in aggregate give the Warrantholder(s) the right, upon the terms and subject to the conditions set out in this instrument, to subscribe in cash at a price per share equal to the Subscription Price for such number of Warrant Shares calculated in accordance with clause 3.

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2.2

Each Warrantholder shall be entitled to subscribe in cash at the Subscription Price for that number of Warrant Shares in respect of which it is entitled to be recorded as the holder in the Register on the terms set out in this instrument. For the purposes of this clause 2.2, if the Warrants are exercised pursuant to the terms of this instrument, the Withheld Amount shall be applied by the Company as payment of the Subscription Price for the relevant Warrants.

2.3	The Warrants shall be in registered form.

2.4	The Warrants are issued subject to the Articles and otherwise on the terms of this instrument (including the Conditions).

2.5

The Company agrees with the Warrantholder(s) and, in consideration of being issued a Warrant Certificate, each Warrantholder agrees with the Company that the Articles (insofar as they relate to the Warrants) and the terms of this instrument shall be binding upon the Company and each Warrantholder and all persons claiming through or under either of them.

2.6	No application will be made for the Warrants to be listed or dealt on any Recognised Investment Exchange.

2.7

The Warrants and the Warrant Shares issuable on exercise of the Warrants have not been ~~and will not be~~ registered ~~(a)~~ under the United States Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any state or other jurisdiction of the United States. The offer and sale of the Warrants and the Warrant Shares issuable on exercise of the Warrants are being made in the United States only to “accredited investors” (as defined in Regulation D of the ~~US~~ Securities Act) in transactions not involving a public offering or which are exempt from, or not subject to, the registration requirements of the Securities Act. The Warrants and the Warrant Shares issuable on exercise of the Warrants may not be offered, sold, transferred or delivered, directly or indirectly, in, into or within, or to any person in the United States or to any resident of the United States (a “U.S. Person”) or to or for the benefit of any such person except if he is such a person that his exercise or acquisition of the relevant Warrants is permitted by the securities laws of the relevant jurisdiction ~~without any action being required by the Company under such securities laws~~. Each Notice of Subscription and each notice of transfer of a Warrant shall contain the provisions contained in the schedules to the Warrant Certificate attached to this Warrant Instrument and such other warranties and representations as may be required by applicable securities laws. The exercise or transfer of the Warrants, and the right of a Warrantholder to receive the Warrant Shares to be issued on the exercise of any Warrant, shall be subject to such requirements, conditions, restrictions, limitations or prohibitions (together referred to as “Restrictions”) as the Company may reasonably require for the purposes of ensuring that such exercise, transfer or issuance, complies with (or for avoiding any requirement by the Company to comply with or register any securities under) the securities laws of the United States and any other relevant jurisdiction and will only be effective to the extent that such Restrictions are complied with. The Directors of the Company may request from any person exercising a Warrant or who is a transferee of a Warrant such information as they may reasonably require for determining whether such Restrictions will be applicable and, if so, whether they will be complied with.

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3.	CALCULATION OF NUMBER OF WARRANT SHARES

On the relevant Issue Date, the Company shall issue Warrants over such number of Warrant Shares as is equal to the relevant Payment Amount divided by the Average Price for that Payment.

4.	CERTIFICATES

4.1

The Company shall issue to each Warrantholder a Warrant Certificate in respect of that number of Warrants to which it is entitled as soon as reasonably practicable following a Warrantholder becoming entitled to such Warrants in accordance with clause 3.

4.2

If a Warrant Certificate is mutilated, defaced, lost, stolen or destroyed, the Company will replace it on such terms as to evidence and indemnity as the Company may reasonably require and subject to the Warrantholder who is seeking the replacement paying the Company’s reasonable costs (if any) in connection with the issue of the replacement.

4.3	Mutilated or defaced Warrant Certificates must be surrendered before replacements will be issued.

5.	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS

5.1	Subject to clause 5.2, the Subscription Rights may be exercised at any time from the Issue Date of Payment 3 until 17:00 GMT on the Final Date and shall be exercised in accordance with clause 6.

5.2

Notwithstanding any provision to the contrary in this instrument, in the event of a Change of Control or upon termination of the SRA, the Subscription Rights in respect of the Warrants in issue at that time will become immediately exercisable and shall be exercised in accordance with clause 6.

5.3

A failure by any Warrantholder to exercise its Subscription Rights ahead of such time on the Final Date shall mean that such Warrantholder’s outstanding Warrants shall immediately lapse and be cancelled and such Warrantholder shall have no further rights under this instrument.

6.	EXERCISE OF SUBSCRIPTION RIGHTS

6.1

At the time of an exercise of the Subscription Rights, pursuant to clause 5.1 or clause 5.2, a Warrantholder shall exercise all such Subscription Rights and not, for the avoidance of doubt, part of these Subscription Rights.

6.2	In order to exercise its Subscription Rights validly, a Warrantholder must deliver the following items to the registered office of the Company:

6.2.1	the Warrant Certificate for the Warrants in respect of which Subscription Rights are being exercised, together with the Notice of Subscription duly completed; ~~and~~

6.2.2	the name and address of the Warrantholder to which the Warrant Shares arising on exercise of Subscription Rights are to be issued; and

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6.2.3

if and to the extent that the Ordinary Shares are to be delivered as ADSs pursuant to clause 6.3, a completed Issuance and Delivery Instruction in the form set out at Schedule 3 hereto (as such form may be amended from time to time by notice to the Warrantholder) duly completed and executed by the Warrantholder.

6.3

If at the time of an exercise of the Subscription Rights there is an effective registration statement covering the Warrant Shares to be issued on exercise, or the Company is to apply for registration pursuant to clause 7.1.4, the Warrantholder may, subject to clause 6.5, require in the Notice of Subscription that the Warrant Shares be delivered as ADSs in accordance with the corresponding Issuance and Delivery Instruction.

6.4

~~6.3~~ Delivery of the items specified in clause 6.2 to the Company shall, unless the Company expressly consents otherwise, be an irrevocable election by the Warrantholder to exercise the relevant Subscription Rights.

6.5

In the event that the Warrantholder requires the relevant Warrant Shares to be delivered as ADSs, the entitlement of such Warrantholder to ADSs shall be calculated using the ADS Exchange Ratio. No fractional ADSs will be issued, and any fractional entitlements to an ADS shall be issued to the relevant Warrantholder in the form of Ordinary Shares in accordance with clause 7, rounded down to the nearest whole share.

7.	COMPLETION

7.1	Following a valid exercise of Subscription Rights by a Warrantholder, the Company shall in accordance with clause 7.3:

7.1.1

allot and issue credited as fully paid to the Warrantholder (or to its nominee or trustee as notified to the Company in the Notice of Subscription), or, in the ~~Warrant Shares to which the Warrantholder is entitled by exercising the Subscription Rights (“Allotted Shares”)~~event that the Warrantholder has required pursuant to clause 6.2 that Ordinary Shares to be issued from the Exercise of Subscription Rights are to be delivered as ADSs, delivered a duly completed Issuance and Delivery Instruction, and there is an effective registration statement covering the Ordinary Shares to be issued on such exercise, issue to, deposit with (and otherwise register in the name of) the custodian of the Depositary (or its nominee) (“Allotted Shares”) and following such issuance and deposit the Company will direct the Depositary to issue an amount of ADSs via DTC (with such ADSs being eligible for listing on Nasdaq) in accordance with the corresponding Issuance and Delivery Instruction;

7.1.2

immediately following allotment and issue in accordance with clause 7.1.1, enter, or procure that the Company’s registrars enter the Warrantholder’s name (or (i) its nominee’s or trustee’s name, ~~as appropriate~~or (ii) in the case of any Ordinary Shares to be delivered as ADSs, the custodian of the Depositary’s name) in the register of members of the Company as the holder of the Allotted Shares;

7.1.3

immediately following registration in accordance with clause 7.1.2, ~~either~~ send to the person identified by the Warrantholder pursuant to clause 7.1.1, free of charge, share certificate(s) in respect of the Allotted Shares ~~or credit such aggregate number of Allotted Shares to the Warrantholder’s (or its nominee’s or trustee’s) CREST stock account~~(other than any Allotted Shares delivered as ADSs, in respect of which no share certificate shall be issued to the custodian of the Depositary); and

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7.1.4

~~apply for the admission of~~list the Warrant Shares ~~to trading on (i) AIM, insofar as the Warrant Shares are listed on AIM or, (ii) on any~~in the form of ADSs on NASDAQ or such other Recognised Investment Exchange ~~on which the~~where such Warrant Shares are listed, at the time of the allotment and issue pursuant to clause 7.1.1, and shall use its reasonable endeavours to secure such admission to trading no later than ~~ten~~thirty (~~10~~30) Business Days after such application.

7.2	The obligations of the Company under clause 7.1 shall be fulfilled:

7.2.1	where the Allotted Shares are to be delivered as Ordinary Shares, within ten (10) days after the Notice of Subscription is lodged at the registered office of the Company; or

7.2.2

where the Allotted Shares are to be delivered as ADSs, within ~~ten~~thirty (~~10~~30) days after the Notice of Subscription is lodged at the registered office of the Company or as soon as reasonably practicable thereafter.

7.3	The Allotted Shares shall:

7.3.1	be allotted and issued fully paid;

7.3.2	rank pari passu with the relevant class of fully paid Warrant Shares then in issue;

7.3.3

rank for any dividend or other distribution which has previously been announced or declared if the date by which the holder of Warrant Shares must be registered to participate in such dividend or other distribution is after the Exercise Date pursuant to which the Subscription Rights have been exercised; and

7.3.4	be free from all claims, liens, charges, encumbrances, equities and third party rights.

8.	TRANSFER OF WARRANTS

8.1	Subject to clause 8.2, the Warrants may be transferred in whole by any Warrantholder to any person, provided that the Company has given its prior written consent to such transfer.

8.2

A Warrantholder has the right, with prior written notice, but without the consent of the Borrower, to transfer the Warrants in whole to a Permitted Transferee, subject to compliance with the provisions of Schedule 2 hereto.

8.3	Notwithstanding any other provisions of this instrument, no transfer shall be made to any person which is a Competitor of the Company or any other Group Company.

8.4	The provisions of Schedule 2 to this instrument shall regulate any transfer of a Warrant.

9.	MODIFICATION AND CESSATION OF RIGHTS

9.1	This instrument may be modified only with the prior sanction of Consent.

9.2	This instrument ceases to have effect on the earlier of:

9.2.1	the date upon which all Subscription Rights have been exercised in full; and

9.2.2	the Final Date.

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10.	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY

10.1	For so long as the Warrants are outstanding, the Company will:

10.1.1

to the extent that the Company has a limit on its authorised share capital, keep available for issue and free from pre-emptive rights, out of its authorised but unissued share capital, such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full; and

10.1.2

ensure that the Directors have all necessary authorisations and disapplications of pre-emption (including under the Companies Act) to allot such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full at any time; ~~and10.1.3 maintain the admission to trading of the Ordinary Shares on AIM, or any other Recognised Investment Exchange on which the Warrant Shares are traded from time to time~~.

11.	MISCELLANEOUS

Confidentiality

11.1	Each Warrantholder shall keep confidential any information received by it in its capacity as a Warrantholder which is of a confidential nature except:

11.1.1	as required by law or any applicable regulations;

11.1.2	to the extent the information is in the public domain through no default of the Warrantholder; and

11.1.3	each Warrantholder will be entitled to divulge such information to any other Warrantholder and any proposed transferee of Warrants on the same terms as to confidentiality.

Notices

11.2	Any notice to the Warrantholder(s) required for the purposes of any provision of this instrument shall be given in accordance with the provisions of paragraphs 10 to 13 (inclusive) of Schedule 2.

Further Assurance

11.3

The Company shall, at its own cost and expense, execute all such deeds and documents and do all such acts and things as may reasonably be required in order to give effect to this instrument, including vesting on issue the full legal and beneficial title to the Warrant Shares in the Warrantholder.

Severability

11.4

Each of the provisions of this instrument is distinct and severable from the others and if at any time one or more of such provisions is or becomes valid, unlawful or unenforceable (whether wholly or to any extent), the validity, lawfulness and enforceability of the remaining provisions (or the same provision to any other extent) of this instrument shall not in any way be affected or impaired.

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Governing Law

11.5

The provisions of this instrument and the Conditions and any dispute or claim arising out of or in connection with them (including any dispute or claim relating to non-contractual obligations) shall be subject to and governed by the laws of the State of Delaware and the Company and the Warrantholder(s) submit to the exclusive jurisdiction of the courts of the State of Delaware in relation to any such dispute or claim.

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SIGNATURE PAGE

IN WITNESS WHEREOF, Mereo Biopharma Group Plc has executed this Warrant Instrument, as of the date first above written.

MEREO BIOPHARMA GROUP PLC

By:

Name:

Title: Director/Authorised Signatory

By:

Name:

Title: Director/Authorised Signatory

[Signature page to the Warrant Instrument 2018]

SCHEDULE 1

FORM OF WARRANT CERTIFICATE

MEREO BIOPHARMA GROUP PLC (“COMPANY”)

A company registered in England and Wales

under Company number 09481161

WARRANT CERTIFICATE

This certificate is issued pursuant to the warrant instrument issued by the Company on                      2 November 2018 (“Warrant Instrument”). Words and expressions used in this certificate which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

Certificate number: [•]

Date of issue:                      20[•]

Name and address of Warrantholder:	The Alpha-1 Project, Inc. 3300 Ponce de Leon Boulevard Coral Gables, Florida 33134

Number of Warrant Shares for which the Warrantholder may subscribe is [•], as determined in accordance with terms of the Warrant Instrument.

This is to certify that the Warrantholder named above is the registered holder of the right to subscribe in cash for Warrant Shares ~~at the subscription price set out above~~ subject to the Articles and otherwise on the terms and conditions set out in the Warrant Instrument (a copy of which is available for inspection at the registered office of the Company).

EXECUTED as a deed, but not delivered until	)
the date specified on this certificate, by	)
MEREO BIOPHARMA GROUP PLC	)
by a director in the ) presence of a witness:	)

Director

Witness Signature:

Witness Name (block capitals):

Witness Address:

Witness Occupation:

i

THE SUBSCRIPTION RIGHTS ARE TRANSFERABLE PRIOR TO EXERCISE IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT INSTRUMENT. A COPY OF THE WARRANT INSTRUMENT MAY BE OBTAINED ON REQUEST FROM THE COMPANY AT ITS REGISTERED OFFICE. THE NOTICE OF EXERCISE AND FORM OF TRANSFER PRINTED ON THE FOLLOWING PAGES FORM PART OF THIS CERTIFICATE.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN ~~AND WILL NOT BE~~ REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, TAKEN UP, EXERCISED, RESOLD, TRANSFERRED, DELIVERED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (B) ~~TO A PERSON THAT SELLER, OR ANY PERSON ACTING ON ITS BEHALF, REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR THAT OTHERWISE DOES NOT REQUIRE REGISTRATION~~IN A PRIVATE PLACEMENT TO AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2) (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO SECTION 4(a)(2) THEREUNDER; (C) IN AN ‘‘OFFSHORE TRANSACTION’’ IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), AND IN EACH CASE OF CLAUSES (A)—(D), IN ACCORDANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS OR REGULATIONS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR ANY OTHER EXEMPTION UNDER THE SECURITIES ACT OR OF ANY EXEMPTIONS UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES FOR THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER OF THE ORDINARY SHARES BY THE HOLDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE SECURITIES REPRESENTED HEREBY MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE SECURITIES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK. EACH HOLDER, BY ITS ACCEPTANCE OF SECURITIES, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.

First Schedule to the Warrant Certificate

Notice of Subscription

To: The Directors

MEREO BIOPHARMA GROUP PLC (“Company”)

This notice is issued pursuant to the warrant instrument issued by the Company on                          ~~2018~~                       (“Warrant Instrument”). Words and expressions used in this notice which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

~~By this notice we exercise the Subscription Rights appertaining to all of the Warrants evidenced by this certificate.~~

We hereby irrevocably elect to exercise [number] Warrants issued to us by the Company pursuant to the Warrant Instrument and purchase thereunder (and surrender herewith the relevant warrant certificate) as follows:

(A) Warrant Shares to be issued to the Warrantholder (or its nominee or trustee) as Ordinary Shares pursuant to the Warrant Instrument;

(B) Warrant Shares to be issued to the custodian of the Depositary for delivery to the Warrantholder as ADSs pursuant to the Warrant Instrument.

We wish to satisfy the aggregate Subscription Price for the Warrant Shares in respect of the Subscription Rights we are exercising by the Company applying the [Withheld Amount 1] [Withheld Amount 2] [Withheld Amount 3] to the Subscription Price.

~~[~~We direct the Company to ~~allot conditional only on the above the~~:

[use for a request under option (A) above] issue [number] of ~~Warrant~~Ordinary Shares to be issued pursuant to this exercise in the following numbers to the following proposed allottees, each of which is either a Warrantholder, a nominee or trustee of a Warrantholder, or a transferee of one of those persons approved in accordance with clause ~~8.1~~9.1 of the Warrant Instrument.]

Number/percentage of shares	Name of proposed allottee	Address of proposed allottee	~~CREST Details~~

~~1~~			~~Participant ID: [•]~~

~~Member account ID: [•]~~

~~INSP Custodian Client Ref: [•]~~

~~Custodian Name: [•]~~

~~2~~	~~Participant ID: [•]~~

~~Member account ID: [•]~~

~~INSP Custodian Client Ref: [•]~~

~~Custodian Name: [•]~~

~~We request that certificate(s) for such Warrant Shares be sent by post at our risk to us at the first address shown above or to the agent lodging this certificate as mentioned below.~~

~~OR~~

~~We hereby request that you register our Warrant Shares in uncertificated form to the CREST account detailed [below][above]:~~

[OR] use for a request under option (B) above] issue, allot, and deposit [number] of Ordinary Shares to be issued pursuant to this exercise to the custodian (or its nominee) of the Depositary and that following such issuance and deposit, to direct the Depositary to issue an amount of ADSs via DTC in accordance with the Issuance and Delivery Instruction corresponding to this Notice of Subscription.

~~CREST DETAIL~~	~~Participant ID~~

~~Member account ID~~

~~INSP Custodian Client Ref:~~

~~Custodian Name~~

We agree that such shares are issued and accepted subject to the memorandum and articles of association of the Company.

By our execution below, and for the benefit of the Company, we warrant that:

(a)

we understand that the Warrant Shares have not been, ~~and will not be,~~ registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or with any ~~State~~state or other jurisdiction of the United States, and that the Warrant Shares may not be reoffered, resold, pledged or otherwise transferred except (a) pursuant to an effective registration statement under the Securities Act, (b) outside the United States in an “offshore transaction” pursuant to Rule 903 or Rule 904 of Regulation S under the Securities Act (“Regulation S”); (c) in a ~~transaction meeting the requirements of Rule 144A~~private placement to an “accredited investor” as defined in Rule 501(a)(1), (2) (3) or (7) of Regulation D under the Securities Act ~~(“Rule 144A”) (if available) to a person that we and any person acting on our behalf reasonably believes is a qualified institutional buyer as defined in Rule 144A~~pursuant to Section 4(a)(2) thereunder; (d) pursuant to Rule 144 under the Securities Act (“Rule 144”) (if available); or (d) pursuant to another exemption from the registration requirements of the Securities Act, in each case in compliance with all applicable securities laws of the United States or any State or other jurisdiction of the United States. We understand that no representation can be made by the Company as to the availability of ~~Rule 144,~~Section 4(a)(2), Rule 144~~A~~ or any other exemption under the Securities Act for the reoffer, resale, pledge or transfer of the Warrant Shares. We accept the Warrant Shares subject to the foregoing restrictions on transfer and agree to notify any transferee to whom we subsequently reoffer, resell, pledge or otherwise transfer the Warrant Shares of the foregoing restrictions on transfer.

(b)

we are either (i) outside the United States and acquiring the Warrant Shares in an “offshore transaction” (within the meaning of Regulation S) or (ii) an “accredited investor” (as defined in Regulation D of the Securities Act);

(c)	we are not acquiring the Warrant Shares with a view to any distribution or resale, directly or indirectly, in the United States;

(d)

we acknowledge that the Warrant Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and, for so long as the Warrant Shares are “restricted securities”, we shall not deposit such shares in any restricted depositary facility established or maintained by a depositary bank; and

(e)

we understand that the Warrant Shares (to the extent they are in certificated form and as required by applicable law), unless otherwise determined by the Company in accordance with applicable law, will bear a legend substantially to the following effect:

‘‘THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN ~~AND WILL NOT BE~~ REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, TAKEN UP, EXERCISED, RESOLD, TRANSFERRED, DELIVERED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (B) ~~TO A PERSON THAT SELLER, OR ANY PERSON ACTING ON ITS BEHALF, REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR THAT OTHERWISE DOES NOT REQUIRE REGISTRATION~~IN A PRIVATE PLACEMENT TO AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2) (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO SECTION 4(a)(2) THEREUNDER; (C) IN AN ‘‘OFFSHORE TRANSACTION’’ IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), AND IN EACH CASE OF CLAUSES (A)—(D), IN ACCORDANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS OR REGULATIONS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR ANY OTHER EXEMPTION UNDER THE SECURITIES ACT OR OF ANY EXEMPTIONS UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES FOR THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER OF THE ORDINARY SHARES BY THE HOLDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE SECURITIES REPRESENTED HEREBY MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE SECURITIES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK. EACH HOLDER, BY ITS ACCEPTANCE OF SECURITIES, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.’’.

The Warrantholder represents and warrants that this Notice of Subscription has been duly signed and constitutes a valid and binding act to exercise the said Warrants.

v

Signature of Warrantholder:

Full name:

Address:

~~Lodged by: (agent to whom certificate(s) should be sent)~~

~~Name of agent:~~

~~Address:~~

The above exercise is acknowledged and accepted. Place and date:

MEREO BIOPHARMA GROUP PLC
By:

Title:

Second Schedule to the Warrant Certificate

Form of Transfer

To: The Directors

MEREO BIOPHARMA GROUP PLC (“Company”)

This notice is issued pursuant to the warrant instrument issued by the Company on                      2 November 2018 (“Warrant Instrument”). Words and expressions used in this notice which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

[Name of Warrantholder] (the “Transferor”) hereby gives notice that it is transferring [number] Warrants to subscribe for an aggregate of [number] Warrant Shares issued pursuant to the Warrant Instrument to [name of transferee] of [address of transferee] (the “Transferee”).

The Transferor encloses its Warrant Certificate for cancellation by you. Please would you issue a new Warrant Certificate to the Transferee in respect of the Warrants so transferred [and a new Warrant Certificate to us in respect of the balance of the Warrants retained by us].

[By its execution below, and for the benefit of the Company, Transferee warrants that:

(a)

it understands that the Warrants have not been, ~~and will not be,~~ registered under the US Securities Act of 1933, as amended (the “Securities Act”) or with any State or other jurisdiction of the United States, and that the Warrants may not be reoffered, resold, pledged or otherwise transferred except (a) pursuant to an effective registration statement under the Securities Act, (b) outside the United States in an “offshore transaction” pursuant to Rule 903 or Rule 904 of Regulation S under the Securities Act (“Regulation S”); (c) in a ~~transaction meeting the requirements of Rule 144A~~private placement to an “accredited investor” within the meaning of Section 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act ~~(“Rule 144A”) (if available) to a person that it and any person acting on its behalf reasonably believes is a qualified institutional buyer as defined in Rule 144A~~pursuant to Section 4(a)(2) thereunder; (d) pursuant to Rule 144 under the Securities Act (“Rule 144”) (if available); or (d) pursuant to another exemption from the registration requirements of the Securities Act, in each case in compliance with all applicable securities laws of the United States or any State or other jurisdiction of the United States. It understands that no representation can be made by the Company as to the availability of Section 4(a)(2), Rule 144, ~~Rule 144A~~ or any other exemption under the Securities Act for the reoffer, resale, pledge or transfer of the Warrants. It accepts the Warrants subject to the foregoing restrictions on transfer and agree to notify any transferee to whom it subsequently reoffer, resell, pledge or otherwise transfers the Warrants of the foregoing restrictions on transfer.

(b)

it is either (i) outside the United States and acquiring the Warrants in an “offshore transaction” (within the meaning of Regulation S) or (ii) an “accredited investor” (as defined in Regulation D of the Securities Act);

(c)	it is not acquiring the Warrants with a view to any distribution or resale, directly or indirectly, in the United States;

(d)

it acknowledges that the Warrants will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and, for so long as the Warrant s are “restricted securities”, it shall not deposit such warrants in any restricted depositary facility established or maintained by a depositary bank;

(e)

understands that the Warrants (to the extent they are in certificated form and as required by applicable law), unless otherwise determined by the Company in accordance with applicable law, will bear a legend substantially to the following effect:

‘‘THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN ~~AND WILL NOT BE~~ REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, TAKEN UP, EXERCISED, RESOLD, TRANSFERRED, DELIVERED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (B~~) TO A PERSON THAT SELLER, OR ANY PERSON ACTING ON ITS BEHALF, REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR THAT OTHERWISE DOES NOT REQUIRE REGISTRATION~~ IN A PRIVATE PLACEMENT TO AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2) (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO SECTION 4(a)(2) THEREUNDER; (C) IN AN ‘‘OFFSHORE TRANSACTION’’ IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), AND IN EACH CASE OF CLAUSES (A)—(D), IN ACCORDANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS OR REGULATIONS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR ANY OTHER EXEMPTION UNDER THE SECURITIES ACT OR OF ANY EXEMPTIONS UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES FOR THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER OF THE ORDINARY SHARES BY THE HOLDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE SECURITIES REPRESENTED HEREBY MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE SECURITIES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK. EACH HOLDER, BY ITS ACCEPTANCE OF SECURITIES, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.’’.]

Yours faithfully

TRANSFEROR

for and on behalf of
[NAME OF WARRANTHOLDER]

TRANSFEREE

for and on behalf of
[NAME OF TRANSFEREE]

SCHEDULE 2

CONDITIONS

1.	An accurate Register will be kept and maintained at all times by the Company at its registered office and there shall be entered in the Register:

1.1	the names and addresses of the persons for the time being entitled to be registered as the holders of the Warrants;

1.2	the number of Warrants held for the time being by every registered holder; and

1.3	the date on which the name of every registered holder is entered in the Register in respect of the Warrants in its name.

2.

Any change in the name or address of any Warrantholder shall promptly be notified to the Company which shall cause the Register to be altered accordingly. The Warrantholders or any of them and any person authorised by any Warrantholder shall be at liberty at all reasonable times during office hours to inspect the Register and to take copies of or extracts from it or any part of it.

3.

The Company shall be entitled to treat each Warrantholder as the absolute owner of a Warrant and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be bound to recognise any equitable or other claim to or interest in a Warrant on the part of any other person, whether or not it shall have express or other notice of such a claim.

4.

Each Warrantholder will be recognised by the Company as entitled to the Warrants free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Warrants.

5.

Each transfer of a Warrant shall be made by an instrument of transfer in the form or substantially in the form set out in the second schedule to the Warrant Certificate or in any other form which may be approved for the time being by the Directors.

6.

The instrument of transfer of a Warrant shall be executed by or on behalf of the transferor and by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the Warrant until the name of the transferee is entered in the Register in respect of the Warrant being transferred.

7.

The Directors may decline to recognise any instrument of transfer of a Warrant unless the instrument, executed by both the transferor and transferee, is deposited at the registered office of the Company accompanied by the Warrant Certificate for the Warrant to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The Directors may also decline to recognise or register any transfer of a Warrant if in the reasonable opinion of the Directors, having taken legal advice, such transfer would violate the securities laws of any country, state or jurisdiction, or require the Company to register the Warrants under the applicable securities laws of such country, state or jurisdiction. The Directors may waive production of any Warrant Certificate upon production to them of satisfactory evidence of the loss or destruction of the Warrant Certificate together with such indemnity as they may require.

x

8.	No fee shall be charged for any registration of a transfer of a Warrant or for the registration of any other documents which in the opinion of the Directors require registration.

9.	The registration of a transfer shall be conclusive evidence of the approval by the Directors of such a transfer.

10.

Each Warrantholder shall register with the Company an address in the United Kingdom to which notices can be sent. If any Warrantholder fails to register an address with the Company, notice may be given to that Warrantholder by sending it by any of the methods referred to in paragraph 11 of this Schedule 2 to that Warrantholder’s last known place of business or residence or, if none, by exhibiting it for three days at the registered office for the time being of the Company.

11.

Notices and other communications to Warrantholders may be given by personal delivery, prepaid letter by first class post or, subject to clause 1.3 of this instrument, fax or email. In proving service of any notice or other communication sent by post, it shall be sufficient to prove that the envelope containing the notice or other communication was properly addressed and stamped and was deposited in a post box or at the post office.

12.	A notice or other communication given pursuant to the provisions of paragraph 11 of this Schedule 2 shall be deemed to have been served:

12.1	at the time of delivery, if delivered personally to the registered address;

12.2	on the second Business Day following its posting, if sent by prepaid letter by first class post to an address in the United Kingdom; and

12.3	at 09:00 hours on the Business Day following the despatch of the fax, if sent by fax.

13.

All notices and other communications with respect to Warrants standing in the names of joint registered holders shall be given to whichever of such persons is named first in the Register and such notice so given shall be sufficient notice to all the registered holders of such Warrants.

14.

Any person who, whether by operation of law, transfer or other means whatsoever, shall become entitled to any Warrant, shall be bound by every notice in respect of such Warrant which, prior to its name and address being entered on the Register, shall have been duly given to the person from which it derives its title to such Warrant.

15.

When a given number of days’ notice or notice extending over any other period is required to be given, the day of service shall be included but the day upon which such notice will expire shall not be included in such number of days or other period. The signature to any notice to be given by the Company may be written or printed.

16.

Meetings of Warrantholders shall be convened and conducted in the same way as meeting of shareholders of the Company are convened and conducted. Accordingly, the provisions of Articles shall apply to meetings of the Warrantholders mutatis mutandis.

SCHEDULE 3

Issuance and Delivery Instruction

[DATE]

Citibank, N.A., as Depositary

388 Greenwich Street

New York, New York 10013

Attn.: Mr. Brian M. Teitelbaum (brian.m.teitelbaum@citi.com)

With a copy simultaneously delivered to:

Citibank, N.A., London Branch

25 Canada Square

Canary Wharf

London E14 5LB, England

Attn.: UK Custody Settlements

Custody Team (uksettlements@citi.com)

Re: Issuance and Delivery Instruction—Mereo BioPharma Group plc (CUSIP No.: 589492107) – Deposit & Hold

Dear Sirs:

                         Reference is made to the Deposit Agreement, dated as of April 23, 2018, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

                         In accordance with the terms and subject to the limitations set forth in the Deposit Agreement, promptly following the Depositary’s receipt of confirmation from the Custodian that the Custodian has received a deposit of the number of Shares specified below made by the Company for the benefit of the undersigned holder thereof (the “Holder” and together with the Company, the “Undersigned”), the Undersigned hereby jointly instruct the Depositary, and the Depositary hereby agrees:

(i) to promptly accept for deposit the number of Shares and issue the number of ADSs as specified below:

Number of Shares deposited:                                                                                          Shares

Number of ADSs (CUSIP No.: 589492107; each

ADS representing five (5) Shares to be issued:

                                                                                                                                        ADSs

                                 and (ii) to promptly deliver such Program ADSs, as follows:

Name of DTC Participant to which the ADSs are

to be delivered:

DTC Participant Account No.:

Account No. for recipient of ADSs at DTC

Participant (f/b/o/ information):

Name on whose behalf the above number of ADSs

are to be issued and delivered:

Contact person at DTC Participant:

Daytime telephone number of contact person at

DTC:

The Company hereby confirms and certifies that (i) the registration statement on Form F-3 (File No. [ ]) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on [ ], registers the resale of the above Shares represented by ADSs, such ADSs will be freely transferable following the issuance thereof by the Depositary, and there are no legal restrictions on subsequent transfers of the ADSs to be issued hereunder under the laws of England and Wales or the United States, (ii) the Registration Statement is effective under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Holder hereby represents and covenants to, and for the benefit of, the Depositary and Citibank, N.A.—London Branch (the “Custodian”), that (i) the Holder is not an “affiliate” of the Company as that term is defined in Rule 144 promulgated by the Commission under the Securities Act and has not been an affiliate at any time during the 90 days immediately preceding the date hereof, and (ii) all stamp duty taxes, including, without limitation, the U.K. Stamp Duty Reserve Tax (“SDRT”), will be paid in full and on a timely basis to the extent such taxes are payable in respect of the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein.

Each of the Holder and, to the extent it is not unlawful for the Company to do so under the applicable laws of England and Wales, the Company agrees to indemnify the Depositary and the Custodian for, and to hold the Depositary and the Custodian harmless against, all losses, liabilities, taxes, charges, penalties or expenses (including reasonable legal fees and disbursements), incurred by the Depositary and/or by the Custodian or to which the Depositary and/or the Custodian may become subject to and arising directly or indirectly from the failure by any person to pay (or discharge) any applicable stamp duty taxes, including, without limitation, SDRT, or any other similar duty or tax in connection with the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein, save to the extent that such losses, liabilities, taxes, charges, penalties or expenses are due to the negligence or bad faith of the Custodian or the Depositary.

[HOLDER]	MEREO BIOPHARMA GROUP PLC

By:	By:

Name:	Name:

Title:	Title:

Schedule 2

Warrant Instrument (clean copy)

Confidential

DATED 29 March 2021

MEREO BIOPHARMA GROUP PLC

AMENDED WARRANT INSTRUMENT DATED 2 NOVEMBER 2018

relating to the issue of warrants entitling the holders to

subscribe for Warrant Shares in the capital of

MEREO BIOPHARMA GROUP PLC

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	3
2.	CONSTITUTION AND FORM OF WARRANTS	7
3.	CALCULATION OF NUMBER OF WARRANT SHARES	8
4.	CERTIFICATES	8
5.	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS	9
6.	EXERCISE OF SUBSCRIPTION RIGHTS	9
7.	COMPLETION	10
8.	TRANSFER OF WARRANTS	11
9.	MODIFICATION AND CESSATION OF RIGHTS	11
10.	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY	11
11.	MISCELLANEOUS	12
SCHEDULE 1 FORM OF WARRANT CERTIFICATE		I
SECOND SCHEDULE TO THE WARRANT CERTIFICATE FORM OF TRANSFER		VI
SCHEDULE 2 CONDITIONS		VIII
SCHEDULE 3 ISSUANCE AND DELIVERY INSTRUCTION		X

2

THIS WARRANT INSTRUMENT is made on 2 November 2018, as amended on 29 March 2021

BY:

1.	MEREO BIOPHARMA GROUP PLC, a company incorporated in England and Wales with number 09481161 whose registered office is at 4th Floor, 1 Cavendish Place, London, England, W1G 0QF (“Company”).

BACKGROUND:

A.

The Company, by resolution of its directors, has agreed to issue Warrants to subscribe for Warrant Shares in the capital of the Company on the terms set out in this instrument, subject to adjustment as set out in this instrument.

B.

Either all of the registered holders of shares in the Company have irrevocably waived all pre- emption rights conferred on them (whether by the Companies Act, the Articles or otherwise) or such pre-emption rights have been validly disapplied in relation to the number of Warrants and shares in the Company issued pursuant to this instrument.

C.

Pursuant to the terms of the SRA (as defined below), TAP (as defined below) has agreed to provide up to US$ 400,000 to the Company, to help fund a proof-of-concept clinical trial (as described in the SRA), in exchange for the Company issuing TAP Warrants to subscribe for Warrant Shares and an additional Milestone Payment (as defined in the SRA), to be paid by the Company to TAP subject to the terms of the SRA.

D.	This instrument has been executed by the Company as a deed in favour of the Warrantholder.

IT IS AGREED:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this instrument the following words and expressions shall (unless the context requires otherwise) have the following meanings:

“ADS” means American Depositary Shares representing interests in the Ordinary Shares pursuant to a sponsored American Depositary Receipt facility with the Depositary;

“ADS Exchange Ratio” means the ratio applicable to the exchange of Ordinary Shares for ADSs from time to time, currently being a ratio of 5 Ordinary Shares for each ADS;

“Articles” means the articles of association of the Company for the time being;

“Average Price” means:

(i)

If the Ordinary Shares are then traded on a Recognised Investment Exchange, the Average Price shall be the volume weighted average price of one Warrant Share during the ten (10) consecutive trading day period prior to the relevant Issue Date, as converted into U.S. dollars (if necessary), by the Company applying the relevant pounds sterling to U.S. dollar exchange rate using the closing rate published by Bloomberg at 5:00 P.M., London time, the day prior to the Issue Date; or

3

(ii)

if the Ordinary Shares are not traded on a Recognised Investment Exchange but ADSs are listed on Nasdaq, the implied price of one Ordinary Share (which shall be determined by dividing (x) being the volume weighted average price of one ADS during the ten (10) consecutive trading day period immediately prior to the relevant Issue Date by (y) being the number of Ordinary Shares currently represented by a single ADS in accordance with the ADS Exchange Ratio;

“Business” means the research, development, production, trading and licensing of rights, intellectual property and/or products within the life sciences industry (or any of the foregoing or any activities connected thereto);

“Business Day” means a day (which for these purposes ends at 5.30 pm) on which banks are open for commercial business in the City of London other than a Saturday or Sunday;

“Change of Control” means the acquisition by any person or persons acting in concert (as defined in the City Code on Takeovers and Mergers) with them of (i) all or substantially all of the Research Program; or (ii) fifty per cent (50%) or more of the entire issued share capital of Mereo BioPharma 4 Limited, the Company’s wholly owned subsidiary;

“Companies Act” means the Companies Act 2006;

“Competitor” means any entity (other than a reputable financial institution) whose business directly competes with the Business carried out by a Group Company;

“Conditions” means the terms and conditions set out in Schedule 2 (subject to any alterations made in accordance with the provisions of this instrument);

“Consent” means either:

(a) a resolution passed at a meeting of the Warrantholders duly convened and held and carried by a majority consisting of not less than 75 per cent. of the votes cast upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent of the votes cast on a poll; or

(b) the consent in writing of Warrantholders entitled to the right to subscribe for at least 75 per cent of the Warrant Shares in respect of which Subscription Rights are granted pursuant to this instrument;

“Depositary” has the meaning given in Issuance and Delivery Instruction;

“Directors” means the board of directors of the Company (and/or, where relevant, a Group Company) for the time being;

4

“Exercise Date” means the date of delivery to the registered office of the Company of the items specified in clause 6.2 (and the date of such delivery shall be the date on which such items are received at the Company’s registered office);

“Final Date” means subject to clause 5, 10 years from the original date of this instrument prior to its amendment (which, for the avoidance of doubt, shall be 2 November 2028);

“Group” means (i) the Company and its subsidiaries (if any), (ii) any holding company of the Company, and (iii) any subsidiaries of such holding companies from time to time and Group Company means any member of the Group;

“Issuance and Delivery Instruction” means an issuance and delivery instruction in such form as notified from the Company to the Warrantholder from time to time, the current form of which is attached hereto at Schedule 3;

“Issue Date” means in respect of each Payment, the date the Company is in receipt of such Payment;

“NASDAQ” means the Nasdaq Global Market or the Nasdaq Capital Market (in each case, as applicable);

“Notice of Subscription” means the notice addressed to the Company by a Warrantholder exercising its Subscription Rights in the form, or substantially in the form, set out in the first schedule to the Warrant Certificate;

“Ordinary Shares” means ordinary shares in the capital of the Company and having the rights and privileges set out in the Articles;

“Payment” means Payment 1, Payment 2 or Payment 3 (as applicable) (each having the meaning ascribed to it in Exhibit B to the SRA);

“Payment Amount” means (i) in the case of Payment 1 an amount equal to $100,000; (ii) in the case of Payment 2 an amount equal to $200,000; and (iii) in the case of the Payment 3 an amount equal to $100,000;

“Permitted Transferee” are:

(a)	a nominee of the Warrantholders;

(b)	a regulated, reputable financial institution; and/or

(c)	a member of The Alpha-1 Project group of companies;

“Recognised Investment Exchange” means a recognised investment exchange or overseas investment exchange (within the meaning thereof given for the purposes of section 285 of the Financial Services and Markets Act 2000, and shall include, without limitation, AIM or NASDAQ);

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“Register” means the register of persons for the time being entitled to the benefit of the Warrants to be maintained pursuant to the Conditions;

“Research Program” has the meaning given to it in the SRA;

“SRA” means the Sponsored Research Agreement between the Company and TAP dated 2 November 2018;

“Subscription Price” means the nominal value per Warrant Share;

“Subscription Rights” means the rights of the Warrantholder(s) to subscribe for Warrant Shares under clause 6;

“TAP” means The Alpha-1 Project, Inc., a Delaware corporation;

“Warrant Amount” has the meaning given to it in clause 2.1;

“Warrant Certificate” means a certificate evidencing a Warrantholder’s entitlement to Warrants in the form set out in Schedule 1;

“Warrant Shares” means Ordinary Shares to be issued pursuant to the terms of the Warrants;

“Warrantholder” means in relation to a Warrant, the person whose name appears in the Register as the holder of the Warrant;

“Warrants” means the warrants of the Company constituted by this instrument and all rights conferred by it (including the Subscription Rights);

“Withheld Amount” means the Withheld Amount 1, Withheld Amount 2 and Withheld Amount 3;

“Withheld Amount 1” means an amount equal to the aggregate Subscription Price of the Warrants issued in connection with Payment 1 and withheld by the Company from Payment 1;

“Withheld Amount 2” means an amount equal to the aggregate Subscription Price of the Warrants issued in connection with Payment 2 and withheld by the Company from Payment 2; and

“Withheld Amount 3” means an amount equal to the aggregate Subscription Price of the Warrants issued in connection with Payment 3 and withheld by the Company from Payment 3.

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1.2	In this instrument, unless the context otherwise requires:

1.2.1	words and expressions defined in the Companies Act or the Articles shall have the same meanings in this instrument (unless otherwise expressly defined in this instrument);

1.2.2	headings are used for convenience only and shall be ignored in interpreting this instrument;

1.2.3	reference to a clause or schedule is a reference to a clause of, or schedule to, this instrument;

1.2.4

reference to (or to any specific provision of) this instrument or any other document or instrument shall be construed as a reference to this instrument, that provision or that document or instrument as in force for the time being and as amended from time to time in accordance with its terms and the prior sanction of a Consent (where consent is required by the terms of this instrument as a condition to such amendment being made);

1.2.5

reference to any gender includes all genders, references to the singular includes the plural (and vice versa) and reference to persons includes bodies corporate, unincorporated associations and partnerships (whether or not any of the same have a separate legal personality);

1.2.6	reference to a statutory provision includes reference to:

(a)	the statute or statutory provision as modified or re-enacted from time to time; and

(b)	any subordinate legislation made under the statutory provision (as modified or re- enacted as set out in clause 1.2.6(a) above);

1.2.7

any words following the terms ‘including’, ‘include’, ‘in particular’, ‘for example’ or any other similar expression shall be construed as illustrative and shall not limit the sense of the words, description, phrase or term preceding those words; and

1.2.8

references to statutory obligations include obligations arising under articles of the Treaty establishing the European Community, and regulations, directives and decisions of the European Union as well as United Kingdom Acts of Parliament and subordinate legislation.

1.3

Unless otherwise specifically provided, where any notice, resolution or document is required by this instrument to be signed by any person, the reproduction of the signature of such person by fax or email shall suffice, provided that confirmation by first class letter is despatched by close of business on the next following Business Day, in which case the effective notice, resolution or document shall be that sent by fax or email (served in accordance with paragraphs 11 and 12 of Schedule 2), not the confirmatory letter.

1.4	This instrument incorporates the schedules to it.

2.	CONSTITUTION AND FORM OF WARRANTS

2.1

This instrument constitutes the Warrants in an amount of up to $400,000 (the “Warrant Amount”), which in aggregate give the Warrantholder(s) the right, upon the terms and subject to the conditions set out in this instrument, to subscribe in cash at a price per share equal to the Subscription Price for such number of Warrant Shares calculated in accordance with clause 3.

2.2

Each Warrantholder shall be entitled to subscribe in cash at the Subscription Price for that number of Warrant Shares in respect of which it is entitled to be recorded as the holder in the Register on the terms set out in this instrument. For the purposes of this clause 2.2, if the Warrants are exercised pursuant to the terms of this instrument, the Withheld Amount shall be applied by the Company as payment of the Subscription Price for the relevant Warrants.

7

2.3	The Warrants shall be in registered form.

2.4	The Warrants are issued subject to the Articles and otherwise on the terms of this instrument (including the Conditions).

2.5

The Company agrees with the Warrantholder(s) and, in consideration of being issued a Warrant Certificate, each Warrantholder agrees with the Company that the Articles (insofar as they relate to the Warrants) and the terms of this instrument shall be binding upon the Company and each Warrantholder and all persons claiming through or under either of them.

2.6	No application will be made for the Warrants to be listed or dealt on any Recognised Investment Exchange.

2.7

The Warrants and the Warrant Shares issuable on exercise of the Warrants have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any state or other jurisdiction of the United States. The offer and sale of the Warrants and the Warrant Shares issuable on exercise of the Warrants are being made in the United States only to “accredited investors” (as defined in Regulation D of the Securities Act) in transactions not involving a public offering or which are exempt from, or not subject to, the registration requirements of the Securities Act. The Warrants and the Warrant Shares issuable on exercise of the Warrants may not be offered, sold, transferred or delivered, directly or indirectly, in, into or within, or to any person in the United States or to any resident of the United States (a “U.S. Person”) or to or for the benefit of any such person except if he is such a person that his exercise or acquisition of the relevant Warrants is permitted by the securities laws of the relevant jurisdiction. Each Notice of Subscription and each notice of transfer of a Warrant shall contain the provisions contained in the schedules to the Warrant Certificate attached to this Warrant Instrument and such other warranties and representations as may be required by applicable securities laws. The exercise or transfer of the Warrants, and the right of a Warrantholder to receive the Warrant Shares to be issued on the exercise of any Warrant, shall be subject to such requirements, conditions, restrictions, limitations or prohibitions (together referred to as “Restrictions”) as the Company may reasonably require for the purposes of ensuring that such exercise, transfer or issuance, complies with (or for avoiding any requirement by the Company to comply with or register any securities under) the securities laws of the United States and any other relevant jurisdiction and will only be effective to the extent that such Restrictions are complied with. The Directors of the Company may request from any person exercising a Warrant or who is a transferee of a Warrant such information as they may reasonably require for determining whether such Restrictions will be applicable and, if so, whether they will be complied with.

3.	CALCULATION OF NUMBER OF WARRANT SHARES

On the relevant Issue Date, the Company shall issue Warrants over such number of Warrant Shares as is equal to the relevant Payment Amount divided by the Average Price for that Payment.

4.	CERTIFICATES

4.1

The Company shall issue to each Warrantholder a Warrant Certificate in respect of that number of Warrants to which it is entitled as soon as reasonably practicable following a Warrantholder becoming entitled to such Warrants in accordance with clause 3.

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4.2

If a Warrant Certificate is mutilated, defaced, lost, stolen or destroyed, the Company will replace it on such terms as to evidence and indemnity as the Company may reasonably require and subject to the Warrantholder who is seeking the replacement paying the Company’s reasonable costs (if any) in connection with the issue of the replacement.

4.3	Mutilated or defaced Warrant Certificates must be surrendered before replacements will be issued.

5.	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS

5.1	Subject to clause 5.2, the Subscription Rights may be exercised at any time from the Issue Date of Payment 3 until 17:00 GMT on the Final Date and shall be exercised in accordance with clause 6.

5.2

Notwithstanding any provision to the contrary in this instrument, in the event of a Change of Control or upon termination of the SRA, the Subscription Rights in respect of the Warrants in issue at that time will become immediately exercisable and shall be exercised in accordance with clause 6.

5.3

A failure by any Warrantholder to exercise its Subscription Rights ahead of such time on the Final Date shall mean that such Warrantholder’s outstanding Warrants shall immediately lapse and be cancelled and such Warrantholder shall have no further rights under this instrument.

6.	EXERCISE OF SUBSCRIPTION RIGHTS

6.1

At the time of an exercise of the Subscription Rights, pursuant to clause 5.1 or clause 5.2, a Warrantholder shall exercise all such Subscription Rights and not, for the avoidance of doubt, part of these Subscription Rights.

6.2	In order to exercise its Subscription Rights validly, a Warrantholder must deliver the following items to the registered office of the Company:

6.2.1	the Warrant Certificate for the Warrants in respect of which Subscription Rights are being exercised, together with the Notice of Subscription duly completed;

6.2.2	the name and address of the Warrantholder to which the Warrant Shares arising on exercise of Subscription Rights are to be issued; and

6.2.3

if and to the extent that the Ordinary Shares are to be delivered as ADSs pursuant to clause 6.3, a completed Issuance and Delivery Instruction in the form set out at Schedule 3 hereto (as such form may be amended from time to time by notice to the Warrantholder) duly completed and executed by the Warrantholder.

6.3

If at the time of an exercise of the Subscription Rights there is an effective registration statement covering the Warrant Shares to be issued on exercise, or the Company is to apply for registration pursuant to clause 7.1.4, the Warrantholder may, subject to clause 6.5, require in the Notice of Subscription that the Warrant Shares be delivered as ADSs in accordance with the corresponding Issuance and Delivery Instruction.

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6.4

Delivery of the items specified in clause 6.2 to the Company shall, unless the Company expressly consents otherwise, be an irrevocable election by the Warrantholder to exercise the relevant Subscription Rights.

6.5

In the event that the Warrantholder requires the relevant Warrant Shares to be delivered as ADSs, the entitlement of such Warrantholder to ADSs shall be calculated using the ADS Exchange Ratio. No fractional ADSs will be issued, and any fractional entitlements to an ADS shall be issued to the relevant Warrantholder in the form of Ordinary Shares in accordance with clause 7, rounded down to the nearest whole share.

7.	COMPLETION

7.1	Following a valid exercise of Subscription Rights by a Warrantholder, the Company shall in accordance with clause 7.3:

7.1.1

allot and issue credited as fully paid to the Warrantholder (or to its nominee or trustee as notified to the Company in the Notice of Subscription), or, in the event that the Warrantholder has required pursuant to clause 6.2 that Ordinary Shares to be issued from the Exercise of Subscription Rights are to be delivered as ADSs, delivered a duly completed Issuance and Delivery Instruction, and there is an effective registration statement covering the Ordinary Shares to be issued on such exercise, issue to, deposit with (and otherwise register in the name of) the custodian of the Depositary (or its nominee) (“Allotted Shares”) and following such issuance and deposit the Company will direct the Depositary to issue an amount of ADSs via DTC (with such ADSs being eligible for listing on Nasdaq) in accordance with the corresponding Issuance and Delivery Instruction;

7.1.2

immediately following allotment and issue in accordance with clause 7.1.1, enter, or procure that the Company’s registrars enter the Warrantholder’s name (or (i) its nominee’s or trustee’s name, or (ii) in the case of any Ordinary Shares to be delivered as ADSs, the custodian of the Depositary’s name) in the register of members of the Company as the holder of the Allotted Shares;

7.1.3

immediately following registration in accordance with clause 7.1.2, send to the person identified by the Warrantholder pursuant to clause 7.1.1, free of charge, share certificate(s) in respect of the Allotted Shares (other than any Allotted Shares delivered as ADSs, in respect of which no share certificate shall be issued to the custodian of the Depositary); and

7.1.4

list the Warrant Shares in the form of ADSs on NASDAQ or such other Recognised Investment Exchange where such Warrant Shares are listed at the time of the allotment and issue pursuant to clause 7.1.1, and shall use its reasonable endeavours to secure such admission to trading no later than thirty (30) Business Days after such application.

7.2	The obligations of the Company under clause 7.1 shall be fulfilled:

7.2.1	where the Allotted Shares are to be delivered as Ordinary Shares, within ten (10) days after the Notice of Subscription is lodged at the registered office of the Company; or

7.2.2

where the Allotted Shares are to be delivered as ADSs, within thirty (30) days after the Notice of Subscription is lodged at the registered office of the Company or as soon as reasonably practicable thereafter.

7.3	The Allotted Shares shall:

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7.3.1	be allotted and issued fully paid;

7.3.2	rank pari passu with the relevant class of fully paid Warrant Shares then in issue;

7.3.3

rank for any dividend or other distribution which has previously been announced or declared if the date by which the holder of Warrant Shares must be registered to participate in such dividend or other distribution is after the Exercise Date pursuant to which the Subscription Rights have been exercised; and

7.3.4	be free from all claims, liens, charges, encumbrances, equities and third party rights.

8.	TRANSFER OF WARRANTS

8.1	Subject to clause 8.2, the Warrants may be transferred in whole by any Warrantholder to any person, provided that the Company has given its prior written consent to such transfer.

8.2

A Warrantholder has the right, with prior written notice, but without the consent of the Borrower, to transfer the Warrants in whole to a Permitted Transferee, subject to compliance with the provisions of Schedule 2 hereto.

8.3	Notwithstanding any other provisions of this instrument, no transfer shall be made to any person which is a Competitor of the Company or any other Group Company.

8.4	The provisions of Schedule 2 to this instrument shall regulate any transfer of a Warrant.

9.	MODIFICATION AND CESSATION OF RIGHTS

9.1	This instrument may be modified only with the prior sanction of Consent.

9.2	This instrument ceases to have effect on the earlier of:

9.2.1	the date upon which all Subscription Rights have been exercised in full; and

9.2.2	the Final Date.

10.	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY

10.1	For so long as the Warrants are outstanding, the Company will:

10.1.1

to the extent that the Company has a limit on its authorised share capital, keep available for issue and free from pre-emptive rights, out of its authorised but unissued share capital, such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full; and

10.1.2

ensure that the Directors have all necessary authorisations and disapplications of pre-emption (including under the Companies Act) to allot such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full at any time.

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11.	MISCELLANEOUS

Confidentiality

11.1	Each Warrantholder shall keep confidential any information received by it in its capacity as a Warrantholder which is of a confidential nature except:

11.1.1	as required by law or any applicable regulations;

11.1.2	to the extent the information is in the public domain through no default of the Warrantholder; and

11.1.3	each Warrantholder will be entitled to divulge such information to any other Warrantholder and any proposed transferee of Warrants on the same terms as to confidentiality.

Notices

11.2	Any notice to the Warrantholder(s) required for the purposes of any provision of this instrument shall be given in accordance with the provisions of paragraphs 10 to 13 (inclusive) of Schedule 2.

Further Assurance

11.3

The Company shall, at its own cost and expense, execute all such deeds and documents and do all such acts and things as may reasonably be required in order to give effect to this instrument, including vesting on issue the full legal and beneficial title to the Warrant Shares in the Warrantholder.

Severability

11.4

Each of the provisions of this instrument is distinct and severable from the others and if at any time one or more of such provisions is or becomes valid, unlawful or unenforceable (whether wholly or to any extent), the validity, lawfulness and enforceability of the remaining provisions (or the same provision to any other extent) of this instrument shall not in any way be affected or impaired.

Governing Law

11.5

The provisions of this instrument and the Conditions and any dispute or claim arising out of or in connection with them (including any dispute or claim relating to non-contractual obligations) shall be subject to and governed by the laws of the State of Delaware and the Company and the Warrantholder(s) submit to the exclusive jurisdiction of the courts of the State of Delaware in relation to any such dispute or claim.

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SIGNATURE PAGE

IN WITNESS WHEREOF, Mereo Biopharma Group Plc has executed this Warrant Instrument, as of the date first above written.

MEREO BIOPHARMA GROUP PLC

By:

Name:
Title: Director/Authorised Signatory

By:

Name:
Title: Director/Authorised Signatory

[Signature page to the Warrant Instrument 2018]

SCHEDULE 1

FORM OF WARRANT CERTIFICATE

MEREO BIOPHARMA GROUP PLC (“COMPANY”)

A company registered in England and Wales

under Company number 09481161

WARRANT CERTIFICATE

This certificate is issued pursuant to the warrant instrument issued by the Company on 2 November 2018 (“Warrant Instrument”). Words and expressions used in this certificate which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

Certificate number: [•]

Date of issue:                            20[•]

Name and address of Warrantholder:	The Alpha-1 Project, Inc. 3300 Ponce de Leon Boulevard Coral Gables, Florida 33134

Number of Warrant Shares for which the Warrantholder may subscribe is [•], as determined in accordance with terms of the Warrant Instrument.

This is to certify that the Warrantholder named above is the registered holder of the right to subscribe in cash for Warrant Shares subject to the Articles and otherwise on the terms and conditions set out in the Warrant Instrument (a copy of which is available for inspection at the registered office of the Company).

EXECUTED as a deed, but not delivered until )

the date specified on this certificate, by             )

MEREO BIOPHARMA GROUP PLC          )

by                                 a director in the               )

presence of a witness:

Director

Witness Signature:

Witness Name (block capitals):

Witness Address:

Witness Occupation:

i

THE SUBSCRIPTION RIGHTS ARE TRANSFERABLE PRIOR TO EXERCISE IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT INSTRUMENT. A COPY OF THE WARRANT INSTRUMENT MAY BE OBTAINED ON REQUEST FROM THE COMPANY AT ITS REGISTERED OFFICE. THE NOTICE OF EXERCISE AND FORM OF TRANSFER PRINTED ON THE FOLLOWING PAGES FORM PART OF THIS CERTIFICATE.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, TAKEN UP, EXERCISED, RESOLD, TRANSFERRED, DELIVERED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (B) IN A PRIVATE PLACEMENT TO AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2) (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO SECTION 4(a)(2) THEREUNDER; (C) IN AN ‘‘OFFSHORE TRANSACTION’’ IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), AND IN EACH CASE OF CLAUSES (A)—(D), IN ACCORDANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS OR REGULATIONS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR ANY OTHER EXEMPTION UNDER THE SECURITIES ACT OR OF ANY EXEMPTIONS UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES FOR THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER OF THE ORDINARY SHARES BY THE HOLDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE SECURITIES REPRESENTED HEREBY MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE SECURITIES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK. EACH HOLDER, BY ITS ACCEPTANCE OF SECURITIES, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.

ii

First Schedule to the Warrant Certificate

Notice of Subscription

To: The Directors

MEREO BIOPHARMA GROUP PLC (“Company”)

This notice is issued pursuant to the warrant instrument issued by the Company on __________________________(“Warrant Instrument”). Words and expressions used in this notice which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

We hereby irrevocably elect to exercise [number] Warrants issued to us by the Company pursuant to the Warrant Instrument and purchase thereunder (and surrender herewith the relevant warrant certificate) as follows:

(A)	Warrant Shares to be issued to the Warrantholder (or its nominee or trustee) as Ordinary Shares pursuant to the Warrant Instrument;

(B)	Warrant Shares to be issued to the custodian of the Depositary for delivery to the Warrantholder as ADSs pursuant to the Warrant Instrument.

We wish to satisfy the aggregate Subscription Price for the Warrant Shares in respect of the Subscription Rights we are exercising by the Company applying the [Withheld Amount 1] [Withheld Amount 2] [Withheld Amount 3] to the Subscription Price.

We direct the Company to:

[use for a request under option (A) above] issue [number] of Ordinary Shares to be issued pursuant to this exercise in the following numbers to the following proposed allottees, each of which is either a Warrantholder, a nominee or trustee of a Warrantholder or a transferee of one of those persons approved in accordance with clause 9.1 of the Warrant Instrument]

Number/percentage of shares	Name of proposed allottee	Address of proposed allottee

[OR] use for a request under option (B) above] issue, allot, and deposit [number] of Ordinary Shares to be issued pursuant to this exercise to the custodian (or its nominee) of the Depositary and that following such issuance and deposit, to direct the Depositary to issue an amount of ADSs via DTC in accordance with the Issuance and Delivery Instruction corresponding to this Notice of Subscription.

We agree that such shares are issued and accepted subject to the memorandum and articles of association of the Company.

iii

By our execution below, and for the benefit of the Company, we warrant that:

(a)

we understand that the Warrant Shares have not been, registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or with any state or other jurisdiction of the United States, and that the Warrant Shares may not be reoffered, resold, pledged or otherwise transferred except (a) pursuant to an effective registration statement under the Securities Act, (b) outside the United States in an “offshore transaction” pursuant to Rule 903 or Rule 904 of Regulation S under the Securities Act (“Regulation S”); (c) in a private placement to an “accredited investor” as defined in Rule 501(a)(1), (2) (3) or (7) of Regulation D under the Securities Act pursuant to Section 4(a)(2) thereunder; (d) pursuant to Rule 144 under the Securities Act (“Rule 144”) (if available); or (d) pursuant to another exemption from the registration requirements of the Securities Act, in each case in compliance with all applicable securities laws of the United States or any State or other jurisdiction of the United States. We understand that no representation can be made by the Company as to the availability of Section 4(a)(2), Rule 144or any other exemption under the Securities Act for the reoffer, resale, pledge or transfer of the Warrant Shares. We accept the Warrant Shares subject to the foregoing restrictions on transfer and agree to notify any transferee to whom we subsequently reoffer, resell, pledge or otherwise transfer the Warrant Shares of the foregoing restrictions on transfer.

(b)

we are either (i) outside the United States and acquiring the Warrant Shares in an “offshore transaction” (within the meaning of Regulation S) or (ii) an “accredited investor” (as defined in Regulation D of the Securities Act);

(c)	we are not acquiring the Warrant Shares with a view to any distribution or resale, directly or indirectly, in the United States;

(d)

we acknowledge that the Warrant Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and, for so long as the Warrant Shares are “restricted securities”, we shall not deposit such shares in any restricted depositary facility established or maintained by a depositary bank; and

(e)

we understand that the Warrant Shares (to the extent they are in certificated form and as required by applicable law), unless otherwise determined by the Company in accordance with applicable law, will bear a legend substantially to the following effect:

‘‘THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, TAKEN UP, EXERCISED, RESOLD, TRANSFERRED, DELIVERED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (B) IN A PRIVATE PLACEMENT TO AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2) (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO SECTION 4(a)(2) THEREUNDER; (C) IN AN ‘‘OFFSHORE TRANSACTION’’ IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), AND IN EACH CASE OF CLAUSES (A) - (D), IN ACCORDANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS OR REGULATIONS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

iv

NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR ANY OTHER EXEMPTION UNDER THE SECURITIES ACT OR OF ANY EXEMPTIONS UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES FOR THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER OF THE ORDINARY SHARES BY THE HOLDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE SECURITIES REPRESENTED HEREBY MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE SECURITIES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK. EACH HOLDER, BY ITS ACCEPTANCE OF SECURITIES, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.’’.

The Warrantholder represents and warrants that this Notice of Subscription has been duly signed and constitutes a valid and binding act to exercise the said Warrants.

Signature of Warrantholder:

Full name:

Address:

The above exercise is acknowledged and accepted. Place and date:

MEREO BIOPHARMA GROUP PLC

By:
Title:

v

Second Schedule to the Warrant Certificate

Form of Transfer

To: The Directors

MEREO BIOPHARMA GROUP PLC (“Company”)

This notice is issued pursuant to the warrant instrument issued by the Company on 2 November 2018 (“Warrant Instrument”). Words and expressions used in this notice which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

[Name of Warrantholder] (the “Transferor”) hereby gives notice that it is transferring [number] Warrants to subscribe for an aggregate of [number] Warrant Shares issued pursuant to the Warrant Instrument to [name of transferee] of [address of transferee] (the “Transferee”).

The Transferor encloses its Warrant Certificate for cancellation by you. Please would you issue a new Warrant Certificate to the Transferee in respect of the Warrants so transferred [and a new Warrant Certificate to us in respect of the balance of the Warrants retained by us].

[By its execution below, and for the benefit of the Company, Transferee warrants that:

(a)

it understands that the Warrants have not been, registered under the US Securities Act of 1933, as amended (the “Securities Act”) or with any State or other jurisdiction of the United States, and that the Warrants may not be reoffered, resold, pledged or otherwise transferred except (a) pursuant to an effective registration statement under the Securities Act, (b) outside the United States in an “offshore transaction” pursuant to Rule 903 or Rule 904 of Regulation S under the Securities Act (“Regulation S”); (c) in a private placement to an “accredited investor” within the meaning of Section 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act pursuant to Section 4(a)(2) thereunder; (d) pursuant to Rule 144 under the Securities Act (“Rule 144”) (if available); or (d) pursuant to another exemption from the registration requirements of the Securities Act, in each case in compliance with all applicable securities laws of the United States or any State or other jurisdiction of the United States. It understands that no representation can be made by the Company as to the availability of Section 4(a)(2), Rule 144, or any other exemption under the Securities Act for the reoffer, resale, pledge or transfer of the Warrants. It accepts the Warrants subject to the foregoing restrictions on transfer and agree to notify any transferee to whom it subsequently reoffer, resell, pledge or otherwise transfers the Warrants of the foregoing restrictions on transfer.

(b)

it is either (i) outside the United States and acquiring the Warrants in an “offshore transaction” (within the meaning of Regulation S) or (ii) an “accredited investor” (as defined in Regulation D of the Securities Act);

(c)	it is not acquiring the Warrants with a view to any distribution or resale, directly or indirectly, in the United States;

(d)

it acknowledges that the Warrants will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and, for so long as the Warrant s are “restricted securities”, it shall not deposit such warrants in any restricted depositary facility established or maintained by a depositary bank;

(e)

understands that the Warrants (to the extent they are in certificated form and as required by applicable law), unless otherwise determined by the Company in accordance with applicable law, will bear a legend substantially to the following effect:

vi

‘‘THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, TAKEN UP, EXERCISED, RESOLD, TRANSFERRED, DELIVERED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (B IN A PRIVATE PLACEMENT TO AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2) (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO SECTION 4(a)(2) THEREUNDER; (C) IN AN ‘‘OFFSHORE TRANSACTION’’ IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), AND IN EACH CASE OF CLAUSES (A) - (D), IN ACCORDANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS OR REGULATIONS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR ANY OTHER EXEMPTION UNDER THE SECURITIES ACT OR OF ANY EXEMPTIONS UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES FOR THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER OF THE ORDINARY SHARES BY THE HOLDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE SECURITIES REPRESENTED HEREBY MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE SECURITIES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK. EACH HOLDER, BY ITS ACCEPTANCE OF SECURITIES, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS.’’.]

Yours faithfully

TRANSFEROR

for and on behalf of [NAME OF WARRANTHOLDER]

TRANSFEREE

for and on behalf of [NAME OF TRANSFEREE]

vii

SCHEDULE 2

CONDITIONS

1.	An accurate Register will be kept and maintained at all times by the Company at its registered office and there shall be entered in the Register:

1.1	the names and addresses of the persons for the time being entitled to be registered as the holders of the Warrants;

1.2	the number of Warrants held for the time being by every registered holder; and

1.3	the date on which the name of every registered holder is entered in the Register in respect of the Warrants in its name.

2.

Any change in the name or address of any Warrantholder shall promptly be notified to the Company which shall cause the Register to be altered accordingly. The Warrantholders or any of them and any person authorised by any Warrantholder shall be at liberty at all reasonable times during office hours to inspect the Register and to take copies of or extracts from it or any part of it.

3.

The Company shall be entitled to treat each Warrantholder as the absolute owner of a Warrant and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be bound to recognise any equitable or other claim to or interest in a Warrant on the part of any other person, whether or not it shall have express or other notice of such a claim.

4.

Each Warrantholder will be recognised by the Company as entitled to the Warrants free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Warrants.

5.

Each transfer of a Warrant shall be made by an instrument of transfer in the form or substantially in the form set out in the second schedule to the Warrant Certificate or in any other form which may be approved for the time being by the Directors.

6.

The instrument of transfer of a Warrant shall be executed by or on behalf of the transferor and by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the Warrant until the name of the transferee is entered in the Register in respect of the Warrant being transferred.

7.

The Directors may decline to recognise any instrument of transfer of a Warrant unless the instrument, executed by both the transferor and transferee, is deposited at the registered office of the Company accompanied by the Warrant Certificate for the Warrant to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The Directors may also decline to recognise or register any transfer of a Warrant if in the reasonable opinion of the Directors, having taken legal advice, such transfer would violate the securities laws of any country, state or jurisdiction, or require the Company to register the Warrants under the applicable securities laws of such country, state or jurisdiction. The Directors may waive production of any Warrant Certificate upon production to them of satisfactory evidence of the loss or destruction of the Warrant Certificate together with such indemnity as they may require.

viii

8.	No fee shall be charged for any registration of a transfer of a Warrant or for the registration of any other documents which in the opinion of the Directors require registration.

9.	The registration of a transfer shall be conclusive evidence of the approval by the Directors of such a transfer.

10.

Each Warrantholder shall register with the Company an address in the United Kingdom to which notices can be sent. If any Warrantholder fails to register an address with the Company, notice may be given to that Warrantholder by sending it by any of the methods referred to in paragraph 11 of this Schedule 2 to that Warrantholder’s last known place of business or residence or, if none, by exhibiting it for three days at the registered office for the time being of the Company.

11.

Notices and other communications to Warrantholders may be given by personal delivery, prepaid letter by first class post or, subject to clause 1.3 of this instrument, fax or email. In proving service of any notice or other communication sent by post, it shall be sufficient to prove that the envelope containing the notice or other communication was properly addressed and stamped and was deposited in a post box or at the post office.

12.	A notice or other communication given pursuant to the provisions of paragraph 11 of this Schedule 2 shall be deemed to have been served:

12.1	at the time of delivery, if delivered personally to the registered address;

12.2	on the second Business Day following its posting, if sent by prepaid letter by first class post to an address in the United Kingdom; and

12.3	at 09:00 hours on the Business Day following the despatch of the fax, if sent by fax.

13.

All notices and other communications with respect to Warrants standing in the names of joint registered holders shall be given to whichever of such persons is named first in the Register and such notice so given shall be sufficient notice to all the registered holders of such Warrants.

14.

Any person who, whether by operation of law, transfer or other means whatsoever, shall become entitled to any Warrant, shall be bound by every notice in respect of such Warrant which, prior to its name and address being entered on the Register, shall have been duly given to the person from which it derives its title to such Warrant.

15.

When a given number of days’ notice or notice extending over any other period is required to be given, the day of service shall be included but the day upon which such notice will expire shall not be included in such number of days or other period. The signature to any notice to be given by the Company may be written or printed.

16.

Meetings of Warrantholders shall be convened and conducted in the same way as meeting of shareholders of the Company are convened and conducted. Accordingly, the provisions of Articles shall apply to meetings of the Warrantholders mutatis mutandis.

ix

SCHEDULE 3

Issuance and Delivery Instruction

[DATE]

Citibank, N.A., as Depositary

388 Greenwich Street

New York, New York 10013

Attn.: Mr. Brian M. Teitelbaum (brian.m.teitelbaum@citi.com)

With a copy simultaneously delivered to:

Citibank, N.A., London Branch

25 Canada Square

Canary Wharf

London E14 5LB, England

Attn.: UK Custody Settlements

Custody Team (uksettlements@citi.com)

Re: Issuance and Delivery Instruction—Mereo BioPharma Group plc (CUSIP No.: 589492107) – Deposit & Hold

Dear Sirs:

Reference is made to the Deposit Agreement, dated as of April 23, 2018, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

In accordance with the terms and subject to the limitations set forth in the Deposit Agreement, promptly following the Depositary’s receipt of confirmation from the Custodian that the Custodian has received a deposit of the number of Shares specified below made by the Company for the benefit of the undersigned holder thereof (the “Holder” and together with the Company, the “Undersigned”), the Undersigned hereby jointly instruct the Depositary, and the Depositary hereby agrees:

(i) to promptly accept for deposit the number of Shares and issue the number of ADSs as specified below:

Number of Shares deposited:	Shares

Number of ADSs (CUSIP No.: 589492107; each ADS representing five (5) Shares to be issued:	ADSs

and (ii) to promptly deliver such Program ADSs, as follows:

Name of DTC Participant to which the ADSs are to be delivered:

x

DTC Participant Account No.:

Account No. for recipient of ADSs at DTC

Participant (f/b/o/ information):

Name on whose behalf the above number of ADSs are to be issued and delivered:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC:

The Company hereby confirms and certifies that (i) the registration statement on Form F-3 (File No. [    ]) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on [    ], registers the resale of the above Shares represented by ADSs, such ADSs will be freely transferable following the issuance thereof by the Depositary, and there are no legal restrictions on subsequent transfers of the ADSs to be issued hereunder under the laws of England and Wales or the United States, (ii) the Registration Statement is effective under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Holder hereby represents and covenants to, and for the benefit of, the Depositary and Citibank, N.A.—London Branch (the “Custodian”), that (i) the Holder is not an “affiliate” of the Company as that term is defined in Rule 144 promulgated by the Commission under the Securities Act and has not been an affiliate at any time during the 90 days immediately preceding the date hereof, and (ii) all stamp duty taxes, including, without limitation, the U.K. Stamp Duty Reserve Tax (“SDRT”), will be paid in full and on a timely basis to the extent such taxes are payable in respect of the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein.

Each of the Holder and, to the extent it is not unlawful for the Company to do so under the applicable laws of England and Wales, the Company agrees to indemnify the Depositary and the Custodian for, and to hold the Depositary and the Custodian harmless against, all losses, liabilities, taxes, charges, penalties or expenses (including reasonable legal fees and disbursements), incurred by the Depositary and/or by the Custodian or to which the Depositary and/or the Custodian may become subject to and arising directly or indirectly from the failure by any person to pay (or discharge) any applicable stamp duty taxes, including, without limitation, SDRT, or any other similar duty or tax in connection with the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein, save to the extent that such losses, liabilities, taxes, charges, penalties or expenses are due to the negligence or bad faith of the Custodian or the Depositary.

[HOLDER]	MEREO BIOPHARMA GROUP PLC

By:	By:
Name:	Name:
Title:	Title:

xi

IN WITNESS WHEREOF this agreement has been executed as a deed and delivered by the parties on the date first above written.

EXECUTED and delivered as a DEED by
MEREO BIOPHARMA GROUP PLC

Signature of Director

Name of Director

Signature of Secretary

Name of Secretary

EXECUTED and delivered as a DEED by
THE ALPHA-1 PROJECT INC.

a Delaware corporation acting by

Authorised Signatory

Authorised Signatory